UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas U.S.A. 77056

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On October 28, 2019, upon the recommendation of the Nominating and Governance Committee of the Board of Directors of Schlumberger Limited (the “Company,” and such board, the “Board”), the Board appointed Mr. Jeffrey W. Sheets and Mr. Patrick de La Chevardière as new directors in accordance with the Company’s Articles of Incorporation. The appointment of each new director is effective October 28, 2019. Mr. Sheets and Mr. de La Chevardière will each serve as a director until the next annual general meeting of the Company’s stockholders, and will be subject to election by the vote of stockholders of the Company at such meeting.

The Board appointed Mr. Sheets to the Board’s Audit Committee (the “Audit Committee”) and Compensation Committee, and Mr. de La Chevardière to the Board’s Finance Committee and Science and Technology Committee, having determined that each of them satisfies the applicable requirements to serve on such committees to which they were appointed, including (as to Mr. Sheets’ service on the Audit Committee) the New York Stock Exchange and the Securities Exchange Act of 1934, as amended. The Board also determined that neither Mr. Sheets nor Mr. de La Chevardière, nor any of their respective immediate family members, has a material interest in any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Each of Mr. Sheets and Mr. de La Chevardière will participate in the Company’s non-employee director compensation arrangements described in the Company’s definitive proxy statement filed with the SEC on February 21, 2019, and will be eligible for a pro-rated portion of the Company’s non-employee director compensation for fiscal 2019. In addition, each of Mr. Sheets and Mr. de La Chevardière is expected to enter into the Company’s standard form of director indemnity agreement. The form of the indemnity agreement was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2013 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

/s/ Saul R. Laureles
Saul R. Laureles
Assistant Secretary

Date: October 29, 2019